OMB APPROVAL
OMB Number: 3235-0060 Expires: February 28, 2013 Estimated average burden hours per response. 5.68

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2012

MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34091	52-2230784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Company Identification No.)

299 Park Avenue New York, New York		10171
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 813-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Departure of Directors or Certain Officers

On April 6, 2012, Nicolas S. Rohatyn informed the board of directors (the “Board”) of MarketAxess Holdings Inc. (the “Company”) that he does not intend to stand for re-election to the Board when his current term ends at the Company’s 2012 annual meeting of stockholders, which is scheduled to be held on June 7, 2012.

Mr. Rohatyn has been a director since April 2000. Mr. Rohatyn’s resignation from the Board does not involve any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date: April 12, 2012	By:	/s/ Richard M. McVey
Name: Richard M. McVey
Title: Chief Executive Officer

3